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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          Date of Report: July 1, 1999


                        SERVICE MERCHANDISE COMPANY, INC.
                   (Debtor-in-Possession as of March 27, 1999)
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             (Exact name of registrant as specified in its charter)

                     Tennessee                                       1-9223                     62-0816060
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   (State or other jurisdiction of incorporation)           (Commission File Number)          (I.R.S. Employer
                                                                                             Identification No.)
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7100 Service Merchandise Boulevard, Brentwood, TN                   37027
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    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events
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         Service Merchandise Company, Inc. (the "Company") has filed its monthly operating report for the period commencing May 3, 1999 and ending May 30, 1999
(the "Operating Report") with the United States Bankruptcy Court for the Middle
District of Tennessee, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 399-02649.

         The Company cautions investors or potential investors not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information, and is in a format, prescribed by the applicable bankruptcy laws. There can be no assurance that, from the prospective of an investor or potential investor in the Company's securities, the Operating Report is complete. The Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the
"Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and investors and potential investors in the Company's securities are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise such Operating Report.

         The Operating Report includes a Rolling Revised Cash Flow Forecast which is a forward-looking statement subject to various assumptions regarding the Company's business, operating performance and other factors including revenues, expenses, asset dispositions, trade terms and capital expenditures, and various risks and uncertainties including those set forth below. This information should be read in conjunction with the Company's reports filed pursuant to the Exchange Act. Investors and potential investors in the Company's securities are cautioned that such information is being reported publicly because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. The Company undertakes no obligation to update such information or to disclose similar information in future Operating Reports. The Rolling Revised Cash Flow Forecast was not examined, reviewed or complied by the Company's independent public accountants.
The Rolling Revised Cash Flow Forecast is subject to future adjustments, if any, that could materially affect such information.




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         The Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern;
the ability of the Company to operate pursuant to the terms of the DIP Facility;
the ability of the Company to operate successfully under a Chapter 11 proceeding; approval of plans and activities by the Bankruptcy Court; risks associated with operating a business in Chapter 11; the ability of the Company to create and have approved a reorganization plan in the Chapter 11 Cases;
adverse developments with respect to the Company's liquidity or results of operations; the ability of the Company to obtain shipments and negotiate terms with vendors and service providers for current orders; the ability to conduct inventory liquidation sales to improve liquidity; the ability to develop, fund and execute an operating plan for the Company; the ability of the Company to attract and retain key executives and associates; competitive pressures from other retailers, including specialty retailers and discount stores, which may affect the nature and viability of the Company's business strategy; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability to maintain gross profit margins; the seasonal nature of the Company's business (including risks related to seasonal inventory increases) and the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods; the ability of the Company to attract and retain customers; costs associated with the shipping, handling and control of inventory and the Company's ability to optimize its supply chain; potential adverse publicity; availability and cost of management and labor employed; real estate occupancy and development costs, including the substantial fixed investment costs associated with opening, maintaining or closing a Company store; the potential delisting of the Company's securities and the absence of an active public trading market; the ability of the Company to provide a private label credit card; and the ability to effect conversions to new technological systems, including becoming Year 2000 compliant.



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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SERVICE MERCHANDISE COMPANY, INC.


Date: July 1, 1999                    By: /s/ C. Steven Moore
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                                             C. Steven Moore
                                             Vice President














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                                  EXHIBIT INDEX


   No.                                Exhibit
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   99             Operating Report for the period ending May 30, 1999